Exhibit 10.1 Polaris Acceptance April 15, 2026 APS OF GEORGETOWN, LLC BJ MOTORSPORTS, LLC C & W MOTORS, INC. FREEDOM POWERSPORTS CANTON, LLC FREEDOM POWERSPORTS DALLAS LLC FREEDOM POWERSPORTS DECATUR LLC FREEDOM POWERSPORTS DENTON, LLC FREEDOM POWERSPORTS FORT WORTH, LLC FREEDOM POWERSPORTS HUNTSVILLE, LLC FREEDOM POWERSPORTS JOHNSON COUNTY, LLC FREEDOM POWERSPORTS LEWISVILLE LLC FREEDOM POWERSPORTS MCDONOUGH LLC FREEDOM POWERSPORTS MCKINNEY LLC FREEDOM POWERSPORTS, LLC IOT MOTORCYCLES, LLC JJB PROPERTIES, L.L.C. METRO MOTORCYCLE, INC. RIDE NOW 5 ALLEN, LLC RIDE NOW, LLC RIDE NOW-CAROLINA, LLC RIDE USA, L.L.C. RIDENOW POWERSPORTS TALLAHASSEE LLC RN TRI-CITIES, LLC RNKC LLC RNMC DAYTONA, LLC TC MOTORCYCLES, LLC TOP CAT ENTERPRISES, L.L.C. TUCSON MOTORSPORTS, INC. WOODS FUN CENTER, LLC YSA MOTORSPORTS, LLC RUMBLEON DEALERS, INC. Attn: Josh Barsetti, CFO 2677 E. Willis Rd. Chandler, AZ 85286 RE: Credit Facilities Dear Josh: At your request, Polaris Acceptance recently reviewed your account for an increase in the maximum extension of credit available to you. After careful consideration, we are pleased to inform you that we have conditionally approved an increase in the maximum extension of credit available to you under your existing facility to $108,000,000.00. The activation of this increased credit facility is contingent upon completion of all of the conditions listed below:  Provide the signature of an authorized officer or individual, where indicated, on the following enclosed documents: o Amended and Restated Inventory Financing Agreement o Amended and Restated Guaranty from RideNow Group, Inc., North County 355 Holdings, Inc., Georgetown 355 Holdings, Inc., Fun Center 355 Holdings, Inc., CMG Powersports, Inc., and America’s Powersports, Inc.  Provide Evidence of Property Insurance in an amount equal to your maximum aggregate credit facility, which includes all of your lines of credit with us (see enclosure for detailed insurance requirements and additional information) Your financing agreement and any attached amendments set forth additional requirements with which you must comply on an ongoing basis. In addition, any advances under the above-referenced credit facility are contingent upon our ability to obtain the priority interest in collateral that we deem is necessary. Please return the executed documents and any requested information to us either according to the instructions within the DocuSign application, by email to CDFDocs@wellsfargo.com or fax to 855-741-9960. If you do not meet the above conditions within thirty (30) days of the date of this letter, or if a material adverse change in your business occurs at any time, we will be unable to activate this increase and, if your account is otherwise in good standing, your line will continue at its original amount of $74,650,000.00. We are pleased you have selected our company as your inventory finance source. We are a leader in the specialized field of inventory financing and have earned that position by offering innovative, flexible finance programs designed to fit your specific needs. If you have any questions about the terms of your financing program, please feel free to contact Charlotte Lloyd at 630.999.0136 or Charlotte.Lloyd@WellsFargo.com. Thank you for giving us the opportunity to meet your financing needs. Sincerely, POLARIS ACCEPTANCE

Exhibit 10.1 Enclosure(s) cc: RideNow Group, Inc., 2677 E. Willis Rd., Chandler, AZ 85286 North County 355 Holdings, Inc., 2677 E. Willis Rd., Chandler, AZ 85286 Georgetown 355 Holdings, Inc., 2677 E. Willis Rd., Chandler, AZ 85286 Fun Center 355 Holdings, Inc., 2677 E. Willis Rd., Chandler, AZ 85286 CMG Powersports, Inc., 2677 E. Willis Rd., Chandler, AZ 85286 America’s Powersports, Inc., 2677 E. Willis Rd., Chandler, AZ 85286 NOTICE: The Federal Equal Credit Opportunity Act prohibits creditors from discriminating against credit applicants on the basis of race, color, religion, national origin, sex, marital status, or age (provided the applicant has the capacity to enter into a binding contract); because all or part of the applicant’s income derives from any public assistance program; or because the applicant has in good faith exercised any right under the Consumer Protection Act. The federal agency that administers compliance with this law concerning this creditor is the Consumer Financial Protection Bureau, 1700 G Street NW, Washington DC 20552. In the event your application for credit is denied, you may request a statement of specific reasons for denial within sixty (60) days of notification of the denial, and which should be provided to you within thirty (30) days. Requests for specific reasons for denial should be made to lender at the address set forth herein.